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                                                                    EXHIBIT 23.1

                              CONSENT OF KPMG LLP

The Board of Directors
Galileo International, Inc.:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG LLP

Chicago, Illinois

May 11, 1999